UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Phillips 66

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 14, 2025, Phillips 66 distributed “How to Vote” cards to its employees. A copy of those materials is provided below.

If You Own Shares of Phillips 66, Here is How You Can Vote in the Upcoming Annual Meeting 1. How and when you will receive voting materials Shareholders are expected to receive their proxy materials from Phillips 66 during the week of April 14. Please check your mail and email periodically to ensure you received the WHITE proxy card from Phillips 66. You may have already received Elliott’s GOLD card from your broker via physical mail or email. If you received a GOLD card, you should discard it. If you already voted with the GOLD card, you can revoke the vote by simply re-voting on the WHITE proxy card once you receive it. Only your last vote will count. 2. How to tell if you have the white or gold card THE WHITE CARD THE GOLD CARD SPOT THE SIGNS SPOT THE SIGNS: – Says “White Voting Instruction Form” – Says “Gold Voting Instruction Form” – Shares management proxy materials – Says “Elliott Investment Management” – Shares non-management proxy materials 3. How to Cast Your Vote As a reminder, do NOT vote on the GOLD card. Throw the GOLD card away. If you received an email, it will have a large button labeled “Vote Now” that you should click. Please ensure it pertains to the WHITE proxy card. If you received the hard copy WHITE proxy card in the mail, please locate the control number and voting instructions in the top right corner. You can either use the QR code or visit proxyvote.com and enter your specific control number in the upper right corner of the proxy card. 4. How You Should Vote When you fill out the WHITE proxy card, the Phillips 66 Board recommends you vote ONLY for Phillips 66’s four highly-qualified and experienced nominees using the WHITE proxy card. Demonstrated below: PHILLIPS 66 BROADRIDGE CORPORATE ISSUER SOLUTIONS WHITE VOTING INSTRUCTION FORM 1717 ARCH ST, SUITE 1300 You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the PHILADELPHIA, PA 19103 upcoming Annual Meeting to be held on 05/21/25 1 Make your vote count. RICKY CAMPANA OF 51 MERCEDES WAY 1 1 Vote must be received by 05/20/2025 to be counted. EDGEWOOD, NY 11717 2 7086 5522 4115 4280 www.ProxyVote. Visit com Return in the enclosed this form Attend vote at and the postage-paid envelope. meeting. WHITE VOTING INSTRUCTION FORM Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the Go to www.ProxyVote.com, enter the meeting. If you do not provide us with your voting instructions, we will vote control number above and vote! your shares on certain proposal(s) if permitted to by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items as indicated on the reverse side of this form. If your securities are held by a bank, Management Proxy Material for this meeting your securities cannot be voted without your specific instructions. is available at www.ProxyVote.com X Detach Here Detach Here V72465-P30016-MGTW THIS WHITE VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PHILLIPS 66 Please check this box if you plan to attend the Meeting and ! THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOUR vote these shares in person. (4) 2, 3 COMPANY AND 5, “1 NOMINEES YEAR” ON LISTED PROPOSAL IN PROPOSAL 4 AND “AGAINST” 1, “FOR” PROPOSAL PROPOSALS 6. 1. Proposal Office Until 1: Election the 2028 of Annual 4 Class Meeting I Directors—YOU MAY to Hold VOTE “FOR” NO MORE THAN FOUR (4) NOMINEES. The Board of Directors recommends you vote “FOR” Proposal 2. For Against Abstain nominees You may mark in total. “FOR” If with you respect mark “FOR” to up with to four respect (4) 2. Management Proposal to Approve the Declassification ! ! ! to fewer than four (4) nominees, your shares will be of the Board of Directors voted “FOR” only those nominees you have so marked For Against Abstain and “WITHHOLD” on unmarked nominees. If you mark The Board of Directors recommends you vote “FOR” Proposal 3. your “FOR” vote with on respect Proposal to more 1 regarding than four the (4) election nominees, of 3. Advisory Approval of Executive Compensation ! ! ! directors If you sign will and be return invalid your and voting will instruction not be counted. form The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain and voted, do your not specify shares will how you be voted want your “FOR” shares each of to the be “1 YEAR” on Proposal 4. Elliott Company Nominees. nominees only and “WITHHOLD” on each of the 4. Advisory Advisory Approvals Approval of of Executive Frequency Compensation of Future ! ! ! ! Company Nominees RECOMMENDED by the Company: For Withhold The Board of Directors recommends you vote “FOR” Proposal 5. For Against Abstain 1a. A. Nigel Hearne ! ! 5. Ratification of the Appointment of Ernst & Young ! ! ! 1b. John E. Lowe ! ! Proposal The Board 6. of Directors recommends you vote “AGAINST” For Against Abstain 1c. Robert W. Pease ! ! 6. Elliott Proposal Requiring Annual Director Resignations ! ! ! 1d. Howard I. Ungerleider ! ! Elliott Nominees OPPOSED by the Company: For Withhold 1e. Brian S. Coffman ! ! 1f. Sigmund L. Cornelius ! ! 1g. Michael A. Heim ! ! 1h. Stacy D. Nieuwoudt ! ! CONTINUED ON THE REVERSE SIDE 7086 5522 4115 4280 7/24/22 15,650.00000 Signature [PLEASE SIGN WITHIN BOX] Date 123456A99 1234567890123456789 S12345-123 221 V2.1 5. Questions? Call Innisfree It is possible you may receive a WHITE proxy card that looks different than the one shown here. Please follow the instructions contained therein. If you have not received your voting instructions by April 23, please contact your broker as soon as possible and if you have any questions, please call our proxy solicitor, Innisfree, at (877) 750-9496 (toll-free from the U.S. and Canada) or (412) 232-3651 (from other countries).

If You Own Shares of Phillips 66, Here is How You Can Vote in the Upcoming Annual Meeting 1. How and when you will receive voting materials Shareholders are expected to receive their proxy materials from Phillips 66 during the week of April 14. Please check your mail and email periodically to ensure you received the WHITE proxy card from Phillips 66. You may have already received Elliott’s GOLD card from your broker via physical mail or email. If you received a GOLD card, you should discard it. If you already voted with the GOLD card, you can revoke the vote by simply re-voting on the WHITE proxy card once you receive it. Only your last vote will count. 2. How to tell if you have the white or gold card THE WHITE CARD THE GOLD CARD SPOT THE SIGNS SPOT THE SIGNS: – Says “White Voting Instruction Form” – Says “Gold Voting Instruction Form” – Shares management proxy materials – Says “Elliott Investment Management” – Shares non-management proxy materials PHILLIPS 66 BROADRIDGE CORPORATE ISSUER SOLUTIONS WHITE VOTING INSTRUCTION FORM 1717 ARCH ST, SUITE 1300 You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the PHILADELPHIA, PA 19103 upcoming Annual Meeting to be held on 05/21/25 1 Make your vote count. RICKY CAMPANA OF 51 MERCEDES WAY 1 1 Vote must be received by 05/20/2025 to be counted. EDGEWOOD, NY 11717 2 7086 5522 4115 4280 www.ProxyVote Visit .com Return in the enclosed this form Attend vote at and the postage envelope -paid . meeting. WHITE VOTING INSTRUCTION FORM Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the Go to www.ProxyVote.com, enter the meeting. If you do not provide us with your voting instructions, we will vote control number above and vote! your shares on certain proposal(s) if permitted to by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items as indicated on the reverse side of this form. If your securities are held by a bank, Management Proxy Material for this meeting your securities cannot be voted without your specific instructions. is available at www.ProxyVote.com X Detach Here Detach Here V72465-P30016-MGTW THIS WHITE VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PHILLIPS 66 Please check this box if you plan to attend the Meeting and ! THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOUR vote these shares in person. (4) 2, 3 COMPANY AND 5, “1 NOMINEES YEAR” ON LISTED PROPOSAL IN PROPOSAL 4 AND “AGAINST” 1, “FOR” PROPOSAL PROPOSALS 6. 1. Office Proposal Until 1: Election the 2028 of Annual 4 Class Meeting I Directors—YOU MAY to Hold VOTE “FOR” NO MORE THAN FOUR (4) NOMINEES. The Board of Directors recommends you vote “FOR” Proposal 2. For Against Abstain You nominees may mark in total “FOR” . If with you respect mark “FOR” to up with to four respect (4) 2. Management Proposal to Approve the Declassification ! ! ! to fewer than four (4) nominees, your shares will be of the Board of Directors voted “FOR” only those nominees you have so marked For Against Abstain and “WITHHOLD” on unmarked nominees. If you mark The Board of Directors recommends you vote “FOR” Proposal 3. “FOR” your vote with on respect Proposal to more 1 regarding than four the (4) election nominees, of 3. Advisory Approval of Executive Compensation ! ! ! directors If you sign will and be return invalid your and voting will instruction not be counted form . The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain and voted, do your not specify shares will how you be voted want your “FOR” shares each of to the be “1 YEAR” on Proposal 4. Company Elliott Nominees nominees. only and “WITHHOLD” on each of the 4. Advisory Advisory Approvals Approval of of Executive Frequency Compensation of Future ! ! ! ! Company Nominees RECOMMENDED by the Company: For Withhold The Board of Directors recommends you vote “FOR” Proposal 5. For Against Abstain 1a. A. Nigel Hearne ! ! 5. Ratification of the Appointment of Ernst & Young ! ! ! 1b. John E. Lowe ! ! Proposal The Board 6.of Directors recommends you vote “AGAINST” For Against Abstain 1c. Robert W. Pease ! ! 6. Elliott Proposal Requiring Annual Director Resignations ! ! ! 1d. Howard I. Ungerleider ! ! Elliott Nominees OPPOSED by the Company: For Withhold 1e. Brian S. Coffman ! ! 1f. Sigmund L. Cornelius ! ! 1g. Michael A. Heim ! ! 1h. Stacy D. Nieuwoudt ! ! CONTINUED ON THE REVERSE SIDE 7086 5522 4115 4280 7/24/22 15,650.00000 Signature [PLEASE SIGN WITHIN BOX] Date 123456A99 1234567890123456789 S12345-123 221 V2.1

3. How to Cast Your Vote As a reminder, do NOT vote on the GOLD card. Throw the GOLD card away. If you received an email, it will have a large button labeled “Vote Now” that you should click. Please ensure it pertains to the WHITE proxy card. If you received the hard copy WHITE proxy card in the mail, please locate the control number and voting instructions in the top right corner. You can either use the QR code or visit proxyvote.com and enter your specific control number in the upper right corner of the proxy card. 4. How You Should Vote When you fill out the WHITE proxy card, the Phillips 66 Board recommends you vote ONLY for Phillips 66’s four highly-qualified and experienced nominees using the WHITE proxy card. Demonstrated below: 5. Questions? Call Innisfree It is possible you may receive a WHITE proxy card that looks different than the one shown here. Please follow the instructions contained therein. If you have not received your voting instructions by April 21, please contact your broker as soon as possible and if you have any questions, please call our proxy solicitor, Innisfree, at (877) 750-9496 (toll-free from the U.S. and Canada) or (412) 232-3651 (from other countries).

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws relating to Phillips 66’s operations, strategy and performance. Words such as “anticipated,” “committed,” “estimated,” “expected,” “planned,” “scheduled,” “targeted,” “believe,” “continue,” “intend,” “will,” “would,” “objective,” “goal,” “project,” “efforts,” “strategies” and similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included in this document are based on management’s expectations, estimates and projections as of the date they are made. These statements are not guarantees of future events or performance, and you should not unduly rely on them as they involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements include: changes in governmental policies or laws that relate to our operations, including regulations that seek to limit or restrict refining, marketing and midstream operations or regulate profits, pricing, or taxation of our products or feedstocks, or other regulations that restrict feedstock imports or product exports; our ability to timely obtain or maintain permits necessary for projects; fluctuations in NGL, crude oil, refined petroleum, renewable fuels and natural gas prices, and refining, marketing and petrochemical margins; the effects of any widespread public health crisis and its negative impact on commercial activity and demand for refined petroleum or renewable fuels products; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs including the renewable fuel standards program, low carbon fuel standards and tax credits for renewable fuels; potential liability from pending or future litigation; liability for remedial actions, including removal and reclamation obligations under existing or future environmental regulations; unexpected changes in costs for constructing, modifying or operating our facilities; our ability to successfully complete, or any material delay in the completion of, any asset disposition, acquisition, shutdown or conversion that we have announced or may pursue, including receipt of any necessary regulatory approvals or permits related thereto; unexpected difficulties in manufacturing, refining or transporting our products; the level and success of drilling and production volumes around our midstream assets; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products, renewable fuels or specialty products; lack of, or disruptions in, adequate and reliable transportation for our products; failure to complete construction of capital projects on time or within budget; our ability to comply with governmental regulations or make capital expenditures to maintain compliance with laws; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets, which may also impact our ability to repurchase shares and declare and pay dividends; potential disruption of our operations due to accidents, weather events, including as a result of climate change, acts of terrorism or cyberattacks; general domestic and international economic and political developments, including armed hostilities (such as the Russia-Ukraine war), expropriation of assets, and other diplomatic developments; international monetary conditions and exchange controls; changes in estimates or projections used to assess fair value of intangible assets, goodwill and property and equipment and/or strategic decisions with respect to our asset portfolio that cause impairment charges; investments required, or reduced demand for products, as a result of environmental rules and regulations; changes in tax, environmental and other laws and regulations (including alternative energy mandates); political and societal concerns about climate change that could result in changes to our business or increase expenditures, including litigation-related expenses; the operation, financing and distribution decisions of equity affiliates we do not control; and other economic, business, competitive and/or regulatory factors affecting Phillips 66’s businesses generally as set forth in our filings with the Securities and Exchange Commission. Phillips 66 is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

On April 8, 2025, Phillips 66 filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) and its solicitation of proxies for Phillips 66’s director nominees and for other matters to be voted on. This communication is not a substitute for the Proxy Statement or any other document that Phillips 66 has filed or may file with the SEC in connection with any solicitation by Phillips 66. PHILLIPS 66 SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED WITH THE SEC AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents (including the WHITE proxy card) filed by Phillips 66 with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by Phillips 66 with the SEC also may be obtained free of charge at Phillips 66’s investor relations website at https://investor.phillips66.com or upon written request sent to Phillips 66, 2331 CityWest Boulevard, Houston, TX 77042, Attention: Investor Relations.

Certain Information Regarding Participants

Phillips 66, its directors, its director nominees and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from Phillips 66 shareholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding the names of such persons and their respective interests in Phillips 66, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on April 8, 2025, including in the sections captioned “Beneficial Ownership of Phillips 66 Securities” and “Appendix C: Supplemental Information Regarding Participants in the Solicitation.” To the extent that Phillips 66’s directors and executive officers who may be deemed to be participants in the solicitation have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.